EXHIBIT

10.5

_____________________________________________________________________________

Employment Agreement

Franjose Yglesias

Chief Technology Officer

Groovy Company, Inc. (GROO)  |  Annual Report on Form 10-K  |  Fiscal Year Ended December 31, 2025

EMPLOYMENT AGREEMENT

Groovy Company, Inc., d/b/a OTCM Protocol  -  Franjose Yglesias  -  Chief Technology Officer

Effective Date: January 1, 2026

This Employment Agreement (“Agreement”) is entered into as of January 1, 2026 (“Effective Date”), between GROOVY COMPANY, INC., a Wyoming corporation, d/b/a OTCM Protocol (“Company”), and FRANJOSE YGLESIAS (“Executive”).

WHEREAS, the Company desires to employ the Executive as Chief Technology Officer to architect and lead the Company’s Layer-2 blockchain protocol and maintain technological leadership in the tokenized securities space; and

WHEREAS, the Executive is the original architect and developer of the OTCM Protocol software platform, having assigned full ownership to the Company pursuant to the IP Assignment Agreement dated June 12, 2025; and

WHEREAS, the Executive desires to accept such employment under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein, the parties agree as follows:

ARTICLE I: EMPLOYMENT AND TERM

1.1  Position

The Company hereby employs the Executive as Chief Technology Officer (“CTO”), reporting directly to the Chief Executive Officer.

1.2  Term

This Agreement shall commence on January 1, 2026 and continue for an initial term of TEN (10) YEARS through December 31, 2035, unless earlier terminated in accordance with Article VII.

1.3  Location

The Executive’s principal place of employment shall include the Company’s headquarters and its subsidiary Santo Blockchain Labs de Colombia, S.A.S. (Medellín-Bogotá, Colombia), with flexibility for remote work and travel to technology conferences globally.

ARTICLE II: DUTIES AND RESPONSIBILITIES

2.1  Primary Technology Leadership

The Executive shall serve as chief technology officer with primary responsibility for all technological innovation, development, security, and infrastructure of the OTCM Protocol platform:

A.  OTCM Protocol Platform Development

•Lead completion of the remaining 33% of the OTCM Protocol software platform, targeting commercial launch in 2026

•Architect and oversee the Solana Layer-2 infrastructure, SPL Token-2022 Transfer Hook Security Foundation (42 mathematically-enforced security controls), and Custom AMM Engine

•Complete development of: AI Predictive Market Module, Admin Dashboard & Monitoring, and Staking Infrastructure (each currently at 0%)

•Complete remaining DAO Governance System (50%), Oracle Network (75%), Web3 Wallet iOS/Android (40%), API Layer (60%), and Regulatory Compliance Layer (50%)

•Maintain and enhance the OTCM CEDEX (TypeScript/React) trading interface and OTCM Web3 Wallet (React Native)

B.  Smart Contract Architecture & Security

•Maintain and upgrade the Transfer Hook Security Foundation with 5-of-9 multi-signature governance, 48-hour time-delay mechanisms, and emergency circuit breaker protocols

•Coordinate third-party smart contract security audits prior to full commercial launch

•Implement formal verification methodology using Kani and Prusti for mathematical proof of critical contract invariants

•Manage the Company’s GitHub repositories, GitOps (Flux) deployment automation, and Digital Ocean Kubernetes infrastructure

•Oversee Tailscale zero-trust private networking and all infrastructure security configurations

C.  ST22 Security Token Technical Framework

•Maintain and expand the ST22 Security Token (SPL Token-2022) technical architecture under the SEC Category 1 issuer-authorized tokenization framework

•Oversee technical integration between on-chain token records and off-chain Empire Stock Transfer custody systems

•Develop and maintain the bonding curve mechanism and issuer staking node infrastructure

•Support expansion from beta issuers (GROO, MSPC, GRLF) to production scale

D.  Development Team Leadership

•Lead and manage the 12-person software development team across blockchain (Rust), full-stack (TypeScript/Node.js), database (MongoDB), and frontend (React) development

•Oversee nearshore development operations through Santo Blockchain Labs de Colombia, S.A.S.

•Implement agile development methodologies and engineering best practices

•Recruit and retain top blockchain engineering talent globally

E.  Artificial Intelligence & Innovation

•Lead development of the AI Predictive Market Module for algorithmic price discovery and market analytics

•Implement machine learning models for market prediction, fraud detection, and intelligent KYC/AML automation

•Lead patent applications and technical whitepaper publications

•Represent the Company at technical conferences and standards bodies

F.  Infrastructure & DevOps

•Direct Digital Ocean/Kubernetes cloud architecture, CI/CD pipelines, and monitoring/alerting systems

•Ensure disaster recovery, business continuity, and high-availability architectures

•Manage all production deployments through Flux GitOps automation

2.2  IP Assignment Acknowledgment

The Executive acknowledges that all right, title, and interest in the OTCM Protocol software platform was assigned to the Company pursuant to the IP Assignment Agreement dated June 12, 2025. All future developments and derivative works shall likewise vest in the Company as set forth in Article V.

2.3  Devotion of Time

The Executive shall devote substantially all of their business time to their duties, with flexibility for research, conference attendance, and continued technical development.

2.4  Compliance with Policies

The Executive agrees to comply with all Company policies, including the Insider Trading Policy, information security policies, and intellectual property governance policies.

ARTICLE III: COMPENSATION

3.1  Base Salary

The Company shall pay the Executive an annual base salary of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000), payable in accordance with the Company’s normal payroll practices, subject to annual review by the Compensation Committee.

3.2  Annual Bonus

The Executive shall be eligible for an annual performance bonus with a target of up to 30% of base salary, based on achievement of performance metrics established by the Compensation Committee.

3.3  Equity Compensation

The Executive shall be entitled to equity compensation in the form of Series A Preferred Stock as separately agreed between the parties and approved by the Board of Directors.

3.4  Change in Control

In the event of a Change in Control, all unvested equity shall immediately vest and the Executive shall be entitled to severance as specified in Article VII.

ARTICLE IV: BENEFITS

4.1  Employee Benefits

The Executive shall be entitled to participate in all employee benefit plans generally available to senior executives, including:

•Comprehensive health, dental, and vision insurance

•401(k) retirement plan with company matching

•Life and disability insurance

•Directors and Officers (D&O) liability insurance

4.2  Vacation

The Executive shall be entitled to four (4) weeks of paid vacation annually, in addition to Company-observed holidays.

4.3  Business Expenses

The Company shall reimburse all reasonable and documented business expenses incurred in the performance of duties, including business travel, professional memberships, conferences, mobile phone, and home office expenses.

ARTICLE V: CONFIDENTIALITY AND INTELLECTUAL PROPERTY

5.1  Confidential Information

The Executive acknowledges access to confidential and proprietary information and agrees to maintain strict confidentiality during and after employment.

5.2  Intellectual Property

All inventions, developments, and work product created during employment shall be the exclusive property of the Company.

ARTICLE VI: NON-COMPETITION AND NON-SOLICITATION

6.1  Non-Competition

During employment and for 18 months thereafter, the Executive shall not directly or indirectly engage in any business competitive with the Company’s OTC market solutions and blockchain tokenization platform.

6.2  Non-Solicitation

During employment and for 24 months thereafter, the Executive shall not solicit Company employees, customers, or partners.

6.3  Blue Pencil

If any restriction is deemed unenforceable, it shall be modified to the minimum extent necessary to make it enforceable.

ARTICLE VII: TERMINATION

7.1  Termination by the Company

A.  Without Cause

The Company may terminate without cause upon ninety (90) days’ written notice, with severance equal to:

•12 months’ base salary

•Pro-rated bonus for the year of termination

•Continued health benefits for 12 months

•Accelerated vesting of 50% of unvested equity

B.  For Cause

The Company may terminate immediately for Cause, including:

•Material breach of this Agreement or Company policies

•Violation of federal securities laws or regulations

•Conviction of a felony or crime involving moral turpitude

•Willful misconduct or gross negligence

7.2  Termination by Executive

A.  Without Good Reason

The Executive may resign upon ninety (90) days’ written notice, with no severance benefits.

B.  For Good Reason

The Executive may terminate for Good Reason (material breach by the Company, substantial diminution of duties, or required relocation) and receive severance as if terminated without cause.

7.3  Death or Disability

In the event of death or permanent disability, the Executive or estate shall receive accrued compensation, pro-rated bonus, and accelerated vesting of 50% of unvested equity.

ARTICLE VIII: INDEMNIFICATION

The Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law for actions taken in good faith in the performance of duties, and shall maintain appropriate D&O insurance coverage.

ARTICLE IX: GENERAL PROVISIONS

9.1  Governing Law

This Agreement shall be governed by the laws of the State of Wyoming.

9.2  Arbitration

Any disputes shall be resolved through binding arbitration under American Arbitration Association (AAA) rules.

9.3  Entire Agreement

This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements relating to the subject matter hereof.

9.4  Amendment

CHIEF EXECUTIVE OFFICER	CHIEF TECHNOLOGY OFFICER
Berj Abajian	Franjose Yglesias
Groovy Company, Inc. (GROO)	Groovy Company, Inc. (GROO)

Signature: /s/ Berj Abajian	Signature: /s/ Franjose Yglesias

Name:  Berj Abajian

Title:  Chief Executive Officer

Date:  January 1, 2026

EXECUTIVE

Name:  Franjose Yglesias

Signature:  /S/ Franjose Yglesias

Date:  January 1, 2026